                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

Investment Company Act File Number: 811-9631

                Cohen & Steers Institutional Realty Shares, Inc.
               (Exact name of registrant as specified in charter)

           757 Third Avenue, New York, NY                     10017
         (Address of principal executive offices)           (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2002. The net asset value at that date was $29.41. In addition, a distribution of $1.27 per share (including a regular quarterly distribution of $0.43 per share plus a short-term capital gain distribution of $0.63 per share and a long-term capital gain distribution of $0.21 per share) was declared for shareholders of record on December 26, 2002 and was paid on December 27, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of - 0.2%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the year ended December 31, 2002, the fund's total return was 3.1%, compared to NAREIT's 3.8%.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Reflecting the strength of the consumer economy, regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned - 6.3% and - 6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    Despite our overweight in the office sector, our stock selection helped us to add value in that sector overall. We fully expect that our office position will be very rewarding in the coming year. In addition, our overweight and stock selection in the regional mall and industrial sectors also helped our performance during the year, while our underweight in the shopping center sector detracted from it.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The delay of a real estate and earnings recovery until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower. As a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, REIT dividends appear to remain well covered, and we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales.

    Reflecting the troubles on Wall Street, REIT research teams began to shrink in both size and the number of companies covered. We expect this trend to continue, and perhaps even accelerate this year. The separation of investment banking revenues from analyst compensation, which up to now have been strongly linked with respect to REITs, is taking its toll on sell-side company coverage. A reduction in the amount of available research has the potential to produce more inefficiencies in share prices over time and could actually be a positive development for firms such as Cohen & Steers that have leading research efforts.

    The average REIT dividend yield of 7.05% at year end was approximately the same as the prior year, as was the average P/E multiple, and for that matter the absolute price level. The valuation measures that did change during the year were the P/E spread between REITs and stocks, which narrowed, and the premium of the yield of

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

REITs over the 10-year Treasury, which widened to a record level. While the year was a roller coaster of price movements, emotions and expectations, little appears to have changed from start to finish.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year probably adequately discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through income may well attract even more investors to REITs.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    With respect to property weights, we expect to be right in maintaining a strong emphasis in the office sector and that this will contribute materially to our performance in 2003. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that are adequately covered by cash flows. We have continued to reduce our weight in the health care sector due to its high sensitivity to interest rates and low correlation to the economy. We are maintaining an underweight in the apartment sector because of the persistence of new construction despite continually declining demand. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns, with the majority of returns coming from income, has earned them a prominent role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large, including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, real estate fundamentals will remain our primary focus.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS


             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman


   -------------------------------------------------------------
           Cohen & Steers is online at COHENANDSTEERS.COM
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM
   -------------------------------------------------------------

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Institutional Realty Shares, Inc. is total return through investment in real estate securities. The fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the manager based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential, and valuations.

    The fund dramatically outperformed the S&P 500 Index in 2002, but was slightly behind the NAREIT Equity REIT Index. While the U.S. economy struggled to recover, REITs outperformed the broader equity markets due to their favorable relative earnings growth, attractive relative valuations and, notably, their high relative dividend yields. Our overweight and stock selection in the regional mall and industrial sectors helped our performance during the year, as did our underweight in the apartment sector. The regional mall sector benefited from strong earnings growth, which was driven by the strength in consumer spending and the demand for space by retailers, as well as a high level of acquisition activity. Apartments suffered from a persistent level of new construction, while at the same time demand was curtailed by job losses and single-family homebuying. Detracting from the portfolio's performance was the underweight in the shopping center sector and an overweight in the office sector. While the office sector was affected by the economic slowdown and the contraction in employment and corporate space needs, our stock selection helped us to add value in the office sector overall.

                             Average Annual Total Returns
                           For Periods Ended Dec. 31, 2002
                         ------------------------------------
                         1 Year     Since Inception (2/14/00)
                         ------------------------------------

Fund                      3.06%              12.87%
NAREIT Equity(a)          3.82%              15.13%
S&P 500(a)              -22.12%             -13.51%


                                  [GRAPH]

              GROWTH OF A $3,000,000 INVESTMENT SINCE INCEPTION

              Cohen & Steers
              Institutional    NAREIT Equity
   Date       Realty Shares    REIT Index(a)    S&P 500(a)
----------------------------------------------------------

 2/14/00(b)      3000000         3000000         3000000
 3/31/00         3113100         3082500         3239400
 6/30/00         3365260         3407090         3153560
 9/30/00         3731740         3667730         3122970
12/31/00         3889220         3804170         2878750
 3/31/01         3784210         3819000         2537330
 6/30/01         4164140         4239480         2685760
 9/30/01         3986330         4128400         2291500
12/31/01         4123060         4334000         2536460
 3/31/02         4468170         4691550         2543560
 6/30/02         4675040         4926600         2202720
 9/30/02         4258960         4480740         1822090
12/31/02         4249590         4499110         1975690



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(a) The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Commencement of operations.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
EQUITIES                                                98.76%
    HEALTH CARE                                          4.30%
         Health Care Property Investors........................     206,900   $  7,924,270
         Nationwide Health Properties..........................     426,500      6,367,645
         Ventas................................................   1,061,800     12,157,610
                                                                              ------------
                                                                                26,449,525
                                                                              ------------
    HOTEL                                                5.66%
         FelCor Lodging Trust..................................     276,800      3,166,592
         Host Marriott Corp(a).................................   1,916,600     16,961,910
         Starwood Hotels & Resorts Worldwide...................     620,900     14,740,166
                                                                              ------------
                                                                                34,868,668
                                                                              ------------
    INDUSTRIAL                                           7.53%
         AMB Property Corp.....................................     127,000      3,474,720
         Catellus Development Corp(a)..........................      65,000      1,290,250
         First Industrial Realty Trust.........................     167,400      4,687,200
         ProLogis..............................................   1,467,500     36,907,625
                                                                              ------------
                                                                                46,359,795
                                                                              ------------
    OFFICE                                              37.36%
         Arden Realty..........................................   1,091,800     24,183,370
         Boston Properties.....................................   1,111,900     40,984,634
         Brookfield Properties Corp(b).........................   1,167,200     23,577,440
         CarrAmerica Realty Corp...............................     768,900     19,260,945
         Crescent Real Estate Equities Co......................   1,095,900     18,235,776
         Equity Office Properties Trust........................   1,056,500     26,391,370
         Highwoods Properties..................................      61,200      1,352,520
         Mack-Cali Realty Corp.................................     353,900     10,723,170
         Prentiss Properties Trust.............................     252,300      7,135,044
         SL Green Realty Corp..................................     611,600     19,326,560
         Vornado Realty Trust..................................   1,044,000     38,836,800
                                                                              ------------
                                                                               230,007,629
                                                                              ------------

-------------------
(a) Nonincome producing security.

(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is normally deemed the principal exchange for valuation purposes. However, at December 31, 2002 the fund valued Brookfield Properties using the closing price on the New York Stock Exchange, pursuant to the directive of the fund's board of directors.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                               DECEMBER 31, 2002

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
    OFFICE/INDUSTRIAL                                    6.00%
         Kilroy Realty Corp....................................     479,500   $ 11,052,475
         Liberty Property Trust................................     301,000      9,613,940
         Reckson Associates Realty Corp........................     772,100     16,252,705
                                                                              ------------
                                                                                36,919,120
                                                                              ------------
    RESIDENTIAL                                         14.34%
      APARTMENT                                         13.34%
         Apartment Investment & Management Co. -- Class A......     166,200      6,229,176
         Archstone-Smith Trust.................................   1,038,100     24,436,874
         AvalonBay Communities.................................     618,400     24,204,176
         BRE Properties........................................     207,700      6,480,240
         Equity Residential....................................     430,100     10,571,858
         Essex Property Trust..................................     125,600      6,386,760
         Post Properties.......................................     151,200      3,613,680
         Summit Properties.....................................      13,600        242,080
                                                                              ------------
                                                                                82,164,844
                                                                              ------------
      MANUFACTURED HOME                                  1.00%
         Sun Communities.......................................     168,200      6,151,074
                                                                              ------------
         TOTAL RESIDENTIAL.....................................                 88,315,918
                                                                              ------------
    SELF STORAGE                                         1.72%
         Public Storage........................................     328,400     10,610,604
                                                                              ------------
    SHOPPING CENTER                                     21.85%
      COMMUNITY CENTER                                   1.98%
         Developers Diversified Realty Corp....................     261,800      5,756,982
         Federal Realty Investment Trust.......................     183,800      5,168,456
         Pan Pacific Retail Properties.........................      34,900      1,274,897
                                                                              ------------
                                                                                12,200,335
                                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                               DECEMBER 31, 2002

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
      REGIONAL MALL                                     19.87%
         CBL & Associates Properties...........................     377,000   $ 15,098,850
         General Growth Properties.............................     332,800     17,305,600
         Macerich Co...........................................     275,400      8,468,550
         Mills Corp............................................     406,700     11,932,578
         Rouse Co..............................................     930,300     29,490,510
         Simon Property Group..................................     984,900     33,555,543
         Taubman Centers.......................................     400,400      6,498,492
                                                                              ------------
                                                                               122,350,123
                                                                              ------------
         TOTAL SHOPPING CENTER.................................                134,550,458
                                                                              ------------
             TOTAL EQUITIES (Identified cost --$546,238,897)...                608,081,717
                                                                              ------------
                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                  ---------
COMMERCIAL PAPER                                          0.87%
         United Bank of Switzerland Financial, 1.13%, due
           01/02/2003 (Identified cost -- $5,325,833)..........   $5,326,000     5,325,833
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $551,564,730) ...  99.63%                613,407,550
OTHER ASSETS IN EXCESS OF LIABILITIES ..................  0.37%                  2,281,986
                                                        -------               ------------
NET ASSETS (Equivalent to $29.41 per share based on 20,934,931
  shares of capital stock outstanding) ...............  100.00%               $615,689,536
                                                        -------               ------------
                                                        -------               ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost -- $551,564,730) (Note 1).......................  $613,407,550
    Cash....................................................           372
    Dividends receivable....................................     4,850,071
    Receivable for investment securities sold...............     4,842,582
    Receivable for fund shares sold.........................       639,067
                                                              ------------
         Total Assets.......................................   623,739,642
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     7,449,376
    Payable to manager......................................       393,528
    Payable for fund shares redeemed........................       207,202
                                                              ------------
         Total Liabilities..................................     8,050,106
                                                              ------------
NET ASSETS applicable to 20,934,931 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $615,689,536
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($615,689,536[div]20,934,931 shares outstanding)........  $      29.41
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $547,228,103
    Accumulated net realized gain on investments............     6,618,613
    Net unrealized appreciation on investments..............    61,842,820
                                                              ------------
                                                              $615,689,536
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income (net of $62,547 of foreign withholding
       tax).................................................  $ 39,009,018
    Interest income.........................................       254,938
                                                              ------------
         Total Income.......................................    39,263,956
                                                              ------------
Expenses:
    Management fees (Note 2)................................     4,659,006
    Directors' fees and expenses (Note 2)...................        39,730
    Line of credit fees and expenses (Note 6)...............        34,695
    Registration and filing fees............................        11,248
                                                              ------------
         Total Expenses.....................................     4,744,679
                                                              ------------
    Reduction of Expenses (Note 2)..........................       (85,673)
                                                              ------------
         Net Expenses.......................................     4,659,006
                                                              ------------
Net Investment Income.......................................    34,604,950
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    18,049,002
    Net change in unrealized appreciation on investments....   (33,866,530)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (15,817,528)
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 18,787,422
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $ 34,604,950        $ 33,548,064
         Net realized gain on investments.......      18,049,002             513,347
         Net change in unrealized appreciation
            on investments......................     (33,866,530)           (233,877)
                                                    ------------        ------------
              Net increase in net assets
                resulting from operations.......      18,787,422          33,827,534
                                                    ------------        ------------
    Dividends and Distributions to Shareholders
       from (Notes 1 and 4):
         Net investment income..................     (25,266,834)        (25,828,510)
         Net realized gain on investments.......     (25,054,439)         (5,052,479)
         Tax return of capital..................        (723,810)         (2,148,953)
                                                    ------------        ------------
              Total dividends and distributions
                to shareholders.................     (51,045,083)        (33,029,942)
                                                    ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase/(decrease) in net assets from
            fund share transactions.............      53,725,596         (22,166,149)
                                                    ------------        ------------
              Total increase/(decrease) in net
                assets..........................      21,467,935         (21,368,557)
    Net Assets:
         Beginning of year......................     594,221,601         615,590,158
                                                    ------------        ------------
         End of year............................    $615,689,536        $594,221,601
                                                    ------------        ------------
                                                    ------------        ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                            FOR THE YEAR ENDED      FOR THE PERIOD
                                                               DECEMBER 31,       FEBRUARY 14, 2000A
                                                            -------------------         THROUGH
PER SHARE OPERATING PERFORMANCE:                              2002       2001      DECEMBER 31, 2000
--------------------------------                            --------   --------   -------------------
Net asset value, beginning of period.....................    $30.97     $30.89          $25.00
                                                             ------     ------          ------
Income from investment operations:
    Net investment income................................      1.75       1.73            1.41
    Net realized and unrealized gain/(loss) on
      investments........................................     (0.75)      0.05            5.87
                                                             ------     ------          ------
        Total from investment operations.................      1.00       1.78            7.28
                                                             ------     ------          ------
Less dividends and distributions to shareholders from:
    Net investment income................................     (1.29)     (1.33)          (1.21)
    Net realized gain on investments.....................     (1.23)     (0.26)          (0.12)
    Tax return of capital................................     (0.04)     (0.11)          (0.06)
                                                             ------     ------          ------
        Total dividends and distributions to
          shareholders...................................     (2.56)     (1.70)          (1.39)
                                                             ------     ------          ------
        Net increase/(decrease) in net asset value.......     (1.56)      0.08            5.89
                                                             ------     ------          ------
Net asset value, end of period...........................    $29.41     $30.97          $30.89
                                                             ------     ------          ------
                                                             ------     ------          ------
Total investment return..................................      3.06%      6.02%          29.64%(b)
                                                             ------     ------          ------
                                                             ------     ------          ------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)..................    $615.7     $594.2          $615.6
                                                             ------     ------          ------
                                                             ------     ------          ------
Ratio of expenses to average daily net assets (before
  expense reduction).....................................      0.76%      0.77%           0.79%(c)
                                                             ------     ------          ------
                                                             ------     ------          ------
Ratio of expenses to average daily net assets (net of
  expense reduction).....................................      0.75%      0.75%           0.75%(c)
                                                             ------     ------          ------
                                                             ------     ------          ------
Ratio of net investment income to average daily net
  assets
  (before expense reduction).............................      5.56%      5.52%           5.97%(c)
                                                             ------     ------          ------
                                                             ------     ------          ------
Ratio of net investment income to average daily net
  assets
  (net of expense reduction).............................      5.57%      5.55%           6.01%(c)
                                                             ------     ------          ------
                                                             ------     ------          ------
Portfolio turnover rate..................................     37.88%     40.71%          20.16%(b)
                                                             ------     ------          ------
                                                             ------     ------          ------

-------------------
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the management agreement), Cohen & Steers Capital Management, Inc. (the manager) serves as the fund's investment manager. Under the terms of the management agreement, the manager provides the fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the fund and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. The manager also is responsible, under the management agreement, for the performance of certain administration services for the fund. For the services provided to the fund, the manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the fund. For the year ended December 31, 2002, the fund incurred $4,659,006 in management fees.

    The manager has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the fund. For the year ended December 31, 2002, the manager paid $85,673 in expenses on behalf of the fund.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the manager. None of the directors and officers so affiliated received compensation from the fund for their services as

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

directors and officers of the fund. For the year ended December 31, 2002, the manager paid $39,730 for directors' fees and related expenses on behalf of the fund.

    Other: At December 31, 2002, there was one institutional investor owning 31% of the funds' outstanding shares. Investment activities of this shareholder could have a material impact on the fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002 totaled $267,529,816 and $230,249,178, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $723,810 ($0.04 per share) for the year ended December 31, 2002, which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                              FOR THE YEAR ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                              2002          2001
                                              ----          ----
Ordinary income..........................  $30,465,990   $30,373,924
Long-term capital gains..................   19,855,283       507,065
Tax return of capital....................      723,810     2,148,953
                                           -----------   -----------
    Total dividends and distributions to
       shareholders......................  $51,045,083   $33,029,942
                                           -----------   -----------
                                           -----------   -----------

    At December 31, 2002, the cost of investments and net unrealized appreciation/(depreciation), for federal income tax purposes were as follows:

Aggregate cost....................................  $544,946,117
                                                    ------------
Gross unrealized appreciation.....................  $ 83,461,251
Gross unrealized depreciation.....................  $(14,999,818)
                                                    ------------
Net unrealized appreciation.......................  $ 68,461,433
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital, capital gain distributions and wash sales received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

the year ended December 31, 2002, the fund decreased undistributed net investment income by $9,338,116 and increased accumulated net realized gain on investments sold by $9,338,116.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The board of directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

                                           FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                            DECEMBER 31, 2002           DECEMBER 31, 2001
                                        -------------------------   -------------------------
                                          SHARES        AMOUNT        SHARES        AMOUNT
                                        ----------   ------------   ----------   ------------
Sold..................................   3,023,741   $ 95,555,000    1,592,254   $ 49,179,783
Sold in-kind(a).......................     227,463      6,569,140      106,218      3,287,445
Issued as reinvestment of dividends...   1,186,301     36,094,714      604,679     18,265,997
Redeemed..............................  (2,686,932)   (84,493,258)  (3,045,298)   (92,899,374)
                                        ----------   ------------   ----------   ------------
Net increase/(decrease)...............   1,750,573   $ 53,725,596     (742,147)  $(22,166,149)
                                        ----------   ------------   ----------   ------------
                                        ----------   ------------   ----------   ------------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2002, the fund did not have any loans outstanding. For the year ended December 31, 2002, the manager paid commitment fees and other expenses associated with the line of credit of $34,695 on behalf of the fund.

---------

(a) Certain fund shareholders who met the minimum investment requirements of the fund were permitted to redeem shares of the Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the fund.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Institutional Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years then ended and for the period February 14, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 7, 2003

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      OVERSEEN
                                                                                                     WITHIN THE
                           POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
 NAME, ADDRESS AND AGE        WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
 ---------------------        ---------          ------      -----------   ----------------------     -------
Robert H. Steers ......   Director, chairman   Until next       Since      Chairman of Cohen &           8
757 Third Avenue            and secretary      election of    inception    Steers Capital
New York, New York                              directors                  Management, Inc., the
Age: 49                                                                    fund's investment
                                                                           manager.

Martin Cohen ..........       Director,        Until next       Since      President of Cohen &          8
757 Third Avenue            president and      election of    inception    Steers Capital
New York, New York            treasurer         directors                  Management, Inc., the
Age: 54                                                                    fund's investment
                                                                           manager.

Gregory C. Clark ......        Director        Until next       Since      Private Investor. Prior       8
99 Jane Street                                 election of    inception    thereto, President of
New York, New York                              directors                  Wellspring Management
Age: 55                                                                    Group (investment
                                                                           advisory firm).

Bonnie Cohen ..........        Director        Until next      2001 to     Consultant. Prior             8
1824 Phelps Place, N.W.                        election of     present     thereto, Undersecretary
Washington, D.C.                                directors                  of State, United States
Age: 60                                                                    Department of State.

George Grossman .......        Director        Until next       Since      Attorney-at-law.              8
17 Elm Place                                   election of    inception
Rye, New York                                   directors
Age: 49

Richard J. Norman .....        Director        Until next      2001 to     Private Investor. Prior       8
7520 Hackamore Drive                           election of     present     thereto, Investment
Potomac, Maryland                               directors                  Representative of
Age: 59                                                                    Morgan Stanley Dean
                                                                           Witter.

Willard H. Smith,              Director        Until next      1996 to     Director. Board member        8
Jr. ...................                        election of     present     of Essex Property
7231 Encelia Drive                              directors                  Trust, Inc., Highwoods
La Jolla, California                                                       Properties, Inc.
Age: 66                                                                    and Realty Income
                                                                           Corporation. Managing
                                                                           director at Merrill
                                                                           Lynch & Co., Equity
                                                                           Capital Markets
                                                                           Division from 1983 to
                                                                           1995.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                 FOR HIGH CURRENT INCOME:                            FOR TOTAL RETURN:

                     COHEN & STEERS                                   COHEN & STEERS
                   EQUITY INCOME FUND                                  REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE                     SYMBOL: CSRSX
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


                 FOR CAPITAL APPRECIATION:                           FOR TOTAL RETURN:

                     COHEN & STEERS                                   COHEN & STEERS
                   SPECIAL EQUITY FUND                          INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             REITS
       SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                           HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                         FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                           OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Boston Financial Data Services, Inc.
Director                               Two Heritage Drive
                                       North Quincy, MA 02171
Richard J. Norman                      (800) 437-9912
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam Derechin
Vice president and assistant treasurer DISTRIBUTOR
                                       Cohen & Steers Securities, LLC
Lawrence B. Stoller                    757 Third Avenue
Assistant secretary                    New York, NY 10017

                                       Nasdaq Symbol: CSRIX

                                       Web site: cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



       COHEN & STEERS
---------------------------
INSTITUTIONAL REALTY SHARES



-----------------------------

         ANNUAL REPORT
       DECEMBER 31, 2002



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The division sign shall be expressed as................................ [div]
 The section symbol shall be expressed as................................'SS'